UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 1, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

               Nevada                     0-17371               90-0196936
    (State or other jurisdiction        (Commission          (I.R.S. Employer
 of incorporation or organization)      File Number)      Identification Number)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
                         (Registrant's telephone number,
                              including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01   Regulation FD Disclosure

         Quest Resource Corporation announced that on February 1, 2006, the Securities and Exchange Commission declared effective its resale registration statement on Form S-1.

         The registration statement provides for the resale by the selling stockholders named therein of the Quest Resource Corporation common stock sold by the Company in a private placement in November 2005. The registration statement covers 15,658,144 shares of Quest Resource Corporation common stock.

         The shares of Quest Resource Corporation common stock covered by the registration statement will be eligible for trading on the OTC Bulletin Board as of the opening of trading on Thursday, February 2, 2006. The Company's shares trade under the symbol QRES.

         Quest Resource Corporation's shareholders' equity as of November 30, 2005, was $121,822,000.

         Item 9.01   Financial Statements and Exhibits.

         (c)    Exhibits.

         99.1   Press Release of Quest Resource Corporation dated
                February 1, 2006.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            QUEST RESOURCE CORPORATION



                                            By:  /s/ Jerry D. Cash
                                                 -------------------------------
                                                 Jerry D. Cash
                                                 Chief Executive Officer

         Date: February 1, 2006